                                                                   Exhibit 10.73

                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                                           UNDER 17 C.F.R. SECTIONS 200.80(b)(4)
                                                                   AND 240.24B-2

                                SUPPLY AGREEMENT

This Supply Agreement ("Agreement") is entered into this 1st day of January, 2002 ("Effective Date") by and between:

GEN-PROBE INCORPORATED, a Delaware corporation, with its principal place of business at 10210 Genetic Center Drive, San Diego, California 92121-4362 ("Gen-Probe") and

MGM INSTRUMENTS, INC., a Nevada corporation, with its principal place of business at 925 Sherman Avenue, Hamden, Connecticut 06514 ("MGM").

                                    RECITALS

      WHEREAS, Gen-Probe is in the business of developing, marketing, and selling medical diagnostic products;

      WHEREAS, MGM is in the business of manufacturing and selling medical diagnostics instrumentation devices;

      WHEREAS, Gen-Probe desires to have MGM manufacture and supply certain medical diagnostics instrumentation devices to Gen-Probe for sale or lease to Gen-Probe's customers; and

      WHEREAS, MGM is willing to manufacture and supply such medical diagnostics instrumentation devices to Gen-Probe according to the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the mutual covenants contained herein, Gen-Probe and MGM agree as follows:

1.    DEFINITIONS

      1.1 "ATP" shall mean the final Acceptance Test Procedures for the commercial production of the Instruments, referenced in Exhibit A, attached hereto and incorporated by reference herein, as they may be modified from time to time in accordance with Article 3 of this Agreement.

      1.2 "Decontamination Procedures" shall mean the cleaning procedures to be used prior to the return of an instrument to MGM, attached hereto as Exhibit F and incorporated by reference herein.

      1.3 "Instrument" or "Instruments" shall mean those items identified in Exhibit C, which is attached hereto and incorporated by reference herein.

      1.4 "Specifications" shall mean the specifications and drawings of the Instruments provided by Gen-Probe as they may be modified from time to time in accordance with Article 3 of this Agreement.

      1.5 "Supply Term" shall have the meaning set forth in Section 4.1.

      1.6 "Warranty Period" shall have the meaning set forth in Section 10.3(a).

2.    SCOPE OF WORK TO BE PERFORMED BY MGM AND GEN-PROBE

      2.1 MGM shall manufacture, supply, and deliver the Instruments and Parts, as defined below, in accordance with the terms of this Agreement and in accordance with the Specifications.

      2.2 Gen-Probe may purchase spare parts listed on Exhibit E, attached hereto and incorporated by reference herein (collectively, "Parts"), and Instruments from MGM under this Agreement and then resell, rent, lease, or otherwise dispose of such Instruments and Parts to users and distributors.

3.    MODIFICATIONS TO SPECIFICATIONS AND TESTING PROCEDURES

      3.1 During the term of this Agreement, either party can propose changes to the Specifications and ATP which may enhance the Instrument's performance or reliability, or may make it easier or more economical to manufacture, handle or repair, or which otherwise may be an improvement thereof. Such proposals shall be made in writing describing the change in detail and effect on the technical specifications, spare parts, the compatibility of any part, component or performance. Such proposals shall also include an estimate of the change in the price, if any, for the Instrument.

      3.2 MGM may not modify any component or part of the Instrument that may affect form, fit, function, or appearance of the Instrument without obtaining the prior written approval of Gen-Probe. Gen-Probe may at any time require reasonable modifications which are directed to achieve compliance with the Specifications or regulatory requirements. MGM will make any other modifications to the Instrument reasonably requested by Gen-Probe. If the proposed modifications will materially increase or decrease MGM's costs, the parties agree that such changes will be implemented only after the parties have agreed to a revised pricing schedule, reflecting such increased or decreased costs.

      3.3 All engineering changes shall be accomplished by Gen-Probe's written acceptance of an Engineering Change Notice ("ECN"). Engineering changes that result in an alteration of the form, fit, function, or appearance of a part, assembly, Instrument or the device performance specifications shall be subject to Sections 3.1 and 3.2, above.

      3.4 Modifications pursuant to this Article 3 does not require an amendment to this Agreement, and all agreed upon modifications will automatically be incorporated herein.

4.    SUPPLY OF INSTRUMENT AND PARTS

      4.1 The Instrument Supply Term shall commence on the Effective Date and shall continue through December 31, 2005 ("Term"). Prior to the end of the Term, the parties may agree to renew this Agreement for either one-, two-, or three-year periods on the same terms and conditions by executing a Renewal Agreement, an example of which is attached hereto as Exhibit G and incorporated by reference herein.

      4.2 Gen-Probe shall submit purchase orders to MGM for its [...***...] requirements of Instruments [...***...] in advance of the start of each [...***...]. Gen-Probe shall further provide MGM a nonbinding [...***...] rolling forecast as available.

      4.3 MGM shall, during the Term (including renewal periods) and for a period of five (5) years after delivery of the last Instrument purchased hereunder by Gen-Probe or its customers, supply or arrange to supply to Gen-Probe or its customers all Parts for service and repair of the Instruments. All Parts shall be identified and coded by MGM in the following categories: "A" are items manufactured by MGM; "B" are items manufactured for MGM; and "C" are items supplied only through a commercial source other than MGM. MGM will be required to supply all Parts categorized as A and B or notify Gen-Probe of alternate sources for category B. If MGM is not capable of supplying category A Parts, it will provide Gen-Probe with detailed documentation including, but not limited to, parts drawings, specifications, assembly instructions, and quality specifications which will allow Gen-Probe to source these items from other suppliers.

      4.4 MGM will manufacture all Instruments with packaging, labels, colors, and markings as specified by Gen-Probe.

5.    PRICING

      5.1 The prices payable by Gen-Probe to MGM for each Instrument for the current calendar year are set forth in Exhibit C. MGM warrants that said prices are [...***...] prior to the start of a [...***...], MGM will provide a new price list for the [...***...], based upon [...***...] forecast provided by Gen-Probe. The prices shall be [...***...].

      5.2 Additional discounts/repayments for each calendar year may be agreed upon by Gen-Probe and MGM, and any such additional discount/repayments will be set forth in and made a part of Exhibit D, which is attached hereto, without the necessity of amending this Agreement.

      5.3 Parts and materials shall be priced as shown on Exhibit E. These items will be appropriately wrapped, packaged, and identified with Gen-Probe's and MGM's part numbers, revision and description.

      5.4 All payments hereunder shall be in United States dollars. Terms of payment for all invoices, [...***...], are [...***...].

                                               *CONFIDENTIAL TREATMENT REQUESTED

      5.5 Gen-Probe shall pay MGM a [...***...] on Instruments within [...***...] days of each order placed as set out in Section 4.2. Terms of payment for [...***...] will be [...***...];[...***...] will be given on
[...***...].

6.    RELIABILITY TESTING, SHIPMENT AND ACCEPTANCE

      6.1 MGM shall test all Instruments in accordance with the ATP and shall deliver to Gen-Probe the Final Acceptance Test Data Sheet with the ATP. MGM will pack all Instruments ordered hereunder suitably for shipment in accordance with the accepted industry standards.

      6.2 MGM shall deliver Instruments in accordance with the schedule of purchase orders placed by Gen-Probe. Title and risk of loss shall pass to Gen-Probe at the MGM manufacturing facility. Freight will be collect with carrier assigned by Gen-Probe.

      6.3 Upon delivery of any Instrument, Gen-Probe and/or its designee shall have the right to inspect and test such item for defects and will notify MGM of its acceptance or rejection thereof. Instrument shall be deemed accepted if not rejected within [...***...] working days of receipt. Any Instrument rejected shall be returned to MGM at MGM's cost with a written explanation specifying the reason for such return; and MGM, at its sole cost, shall repair such defects or replace such defective parts and reship such item or replacement to its original destination within [...***...] of The Instrument's receipt by MGM.

      6.4 Gen-Probe will provide metrics of the incoming quality of Instruments and spare parts as well as the quality of Instruments delivered to customers; frequency to be at least quarterly. A continuous improvement process will be established between the parties, with a minimum of one (1) meeting each quarter.

7.    SERVICE, MANUALS AND REPLACEMENT PARTS

      7.1 It is understood that upon delivery and acceptance of an Instrument by Gen-Probe or its designee, all field service and maintenance shall be the responsibility of Gen-Probe, except as otherwise required or provided in Article 10.

      7.2 MGM shall prepare and provide, at its cost, appropriate Operator's and Service Manuals relating to each Instrument. The Operator's Manual shall instruct the user of the Instrument regarding the proper usage and operation of the unit, including all safety precautions and warnings necessary to adequately inform the user of the potential for injury or harm from the use or operation of the Instrument. The Service Manual shall instruct the service technician regarding the proper diagnostics, testing, repair, maintenance, and other required service of the Instrument, as well as all safety precautions and warnings needed to adequately inform the service technician of the potential for injury or harm from the service or use of the Instrument.

      7.3 MGM shall prepare in English the appropriate Service Manuals and Operator's Manuals for the Instruments, including all schematics required for the proper

                                               *CONFIDENTIAL TREATMENT REQUESTED
operation or service of the Instruments. MGM shall provide one copy of the Operator's Manual with each lnstrument delivered at no additional cost over the Instrument price. Gen-Probe shall have the right to make copies of the Operator's Manual and Service Manual, including all schematics required to service the Instruments and to provide such Operator's Manuals, Service Manuals and schematics to its customers and any independent service organization which it may designate to service Instruments.

8.    TERMINATION

      8.1 Either party may terminate this Agreement upon written notice to the other party if the other party commits a material breach of this Agreement and fails to cure such material breach within [...***...] after said written notice identifying the breach.

      8.2 In addition to other provisions herein which survive termination or expiration, termination or expiration of this Agreement shall not relieve MGM of its obligations or warranties outlined in Section 10.3 and to supply Parts as outlined in Section 4.3.

      8.3 Either party may terminate this Agreement for its convenience after providing the other party a [...***...] prior written notice.

9.    FORCE MAJEURE

      9.1 Each party shall be excused from the performance of its obligations hereunder in the event performance of this Agreement is prevented by a force majeure and such excuse shall continue as long as the condition constituting such force majeure continues, plus thirty (30) days after the termination of such condition.

      9.2 For purposes of this Agreement, force majeure is defined as follows:
Causes beyond the control of MGM or Gen-Probe, including acts of God, war, any regulations, acts, rules, orders, proclamations, requirements or laws of any government, civil commotion, strike, lockout or other industrial dispute, destruction of production facilities or material by fire, water, earthquake or storm, plant breakdown or failure of equipment, inability to obtain equipment and/or supplies, epidemics and failure of public utilities or common carriers or by any circumstances whatsoever beyond a party's reasonable control.

10.   REPRESENTATIONS AND WARRANTIES

      10.1 MGM represents and warrants to Gen-Probe that it has full corporate authority to enter into this Agreement, to consummate the transactions, and to fulfill its obligations set forth herein.

      10.2 Gen-Probe represents and warrants to MGM that (i) it has full corporate authority to enter into this Agreement, (ii) it will sell MGM products with usage guidelines recommended by MGM, and (iii) it will not alter and sell lnstruments in a manner not approved by MGM.

                                               *CONFIDENTIAL TREATMENT REQUESTED

      10.3 MGM will provide the following product warranty to Gen-Probe and its customers/clients:

            10.3.1 The Instruments and Parts delivered will (i) perform in accordance with the requirements of the Specifications, the ATP, and Article 12 of this Agreement; and (ii) be free from defects in material, design, and workmanship for a period of twelve (12) months beginning from the date of delivery of the lnstrument to Gen-Probe's customer, or eighteen (18) months beginning from the date of delivery to Gen-Probe, whichever is longer (the "Warranty Period"). As to any such lnstrument defect, MGM shall be relieved of all obligations of liability under this Section 10.3.1 if the Instrument is operated with any accessory or part not manufactured in accordance with the approved Specifications, or is operated with any fluid or material not jointly approved by MGM and Gen-Probe, or is not operated or maintained in accordance with the Operator's and/or Service Manuals.

            10.3.2 Should any of the Instruments or Parts fail to conform with the foregoing warranty under normal and proper use and maintenance, MGM shall, upon receipt of prompt notice thereof, at MGM's option (i) replace without charge any Instrument or Part manufactured by it which is found to be defective; or (ii) repair such Instrument or Part at MGM's sole expense upon return to MGM's facility in a decontaminated condition pursuant to Decontamination Procedures as outlined in Exhibit F; or (iii) pay Gen-Probe to repair such Instrument or Part. In all cases, MGM shall pay all shipping costs.

            10.3.3 After acceptance of an Instrument by Gen-Probe and delivery to a customer, all non-warranty field service and maintenance of the Instrument conducted at the customer site shall be the responsibility of Gen-Probe or its designee.

11.   CONFIDENTIALITY OBLIGATIONS

      All proprietary and confidential information in connection with the activities contemplated herein (including, without limitation, technical information, marketing information, and vendor information) exchanged between MGM and Gen-Probe during the Term and for a period of seven years following termination or expiration shall be treated as confidential information of the disclosing party, and the receiving party shall never use such information for any purpose other than furtherance of this Agreement, or disclose such information to any third party without the prior written approval of the other party unless such information (a) has become public knowledge through no fault of the party receiving such information, (b) lawfully comes to such party from a third party under no obligation of confidentiality with respect to such information, (c) was in the possession of such party as evidenced by its written records prior to the date of disclosure, (d) was independently developed by receiving party as evidenced by its written records or (e) is required by law or regulation to be disclosed, provided that the party so required to disclose confidential information shall give the disclosing party sufficient notice (in no case less than four (4) days) of the proposed disclosure to oppose or limit disclosure or to seek a protective order for such information. Both parties shall use the same precautions to prevent the unauthorized disclosure of confidential information to third parties that they take to prevent the unauthorized disclosure of their own confidential information.

12.   COMPLIANCE WITH LAW: QUALITY ASSURANCE POLICY

      12.1 With respect to all instruments and Parts sold to Gen-Probe hereunder, MGM agrees to manufacture and furnish same in compliance with all applicable federal, state, and local laws and regulations including, but not limited to: (a) the Federal Food, Drug and Cosmetics Act, as amended, including, without limitation, then current Good Manufacturing Practices as established by the United States Food and Drug Administration, (b) Canadian CSA Standards, (c) European Community Council Directive 89/336/EEC, the EMC Directive and Directive 73/23/EEC, the Low Voltage Directive, and (d) the Japanese Ministry of Health and Welfare Koseisho guidelines, including, but not limited to, all Japanese electrical requirements.

      12.2 Gen-Probe may, at its expense, inspect and audit lnstrument manufacture and handling at MGM's facilities to confirm compliance with Section
12.1 above. The date and time of such inspections shall be mutually agreed upon.

13.   ASSIGNMENT

      Neither party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this Agreement without the written consent of the other party except that either party may, without restriction, assign and transfer this Agreement and its rights and obligations hereunder to any affiliate who succeeds to substantially all its business or assets.

14.   INDEPENDENT CONTRACTOR

      Notwithstanding any provision hereof, for all purposes of this Agreement each party shall act as an independent contractor and not as a partner, joint venturer, franchisee, employee, agent, representative, or participant of or with the other for any purpose whatsoever. MGM agrees that all services hereunder will be rendered by MGM as an independent contractor. Neither party shall have any right or authority whatsoever to assume or to create any obligation or responsibility, express or implied, on behalf of the other party.

15.   HEADINGS

      The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.   ARBITRATION

      Any controversy, claim or dispute existing out of or relating to this Agreement, or the breach thereof, shall be resolved by binding arbitration, with any proceedings or hearings to take place in a mutually agreed upon location; and any judgment upon the award rendered by arbitration may be entered in any Court having jurisdiction. If arbitration is necessary pursuant to this paragraph, the parties shall agree upon a single arbitrator. If the parties are unable to agree on an arbitrator, then they will obtain nominations of three potential arbitrators from JAMS/Endispute and each party will have the right to strike one candidate's name from the list. JAMS/Endispute will then designate the arbitrator. Any arbitration award shall also include, but shall not be limited to, any and all court or arbitration costs, attorney fees and any other costs or charges reasonably necessary to adjudicate the controversy, in addition to any and all damages deemed fair by the Arbitrator(s). Nothing contained herein shall deprive any party of its right to obtain injunctive or other equitable relief.

17.   THIRD PARTY LEGAL ACTIONS

      17.1 Each party shall be obligated to ensure that the other party is promptly notified concerning any of the legal actions instituted during the term of this Agreement which could effect the other or concern the subject matter of this Agreement.

      17.2 Each party shall be responsible for its own defense in any action brought against that party under this Agreement.

      17.3 Each party agrees to provide reasonable cooperation and assistance to the other in connection with any third party suit, without any charge therefor other than reasonable out-of-pocket expenses.

18.   NOTICES

      Any notices given by one party to the other hereunder shall be in the English language and shall be sent to the address/fax number set forth below (provided that any party may at any time change its address for notice or other such information by giving written notice thereof in accordance with this Section), and shall be deemed to be duly given upon the earliest of (a) hand delivery, (b) the first business day after sending by reputable overnight delivery service for next-day delivery, (c) the third business day after sending by first class United States mail, postage prepaid, (d) the time of successful facsimile transmission (or in the event the time of receipt of the fax in the city where the fax is received is not during regular business hours on a business day, then at the customary hour for the opening of business on the next business day), provided that a complete copy of the notice is also sent by first class United States mail (postage prepaid) on the same day as facsimile transmission or on the next business day, or (e) the date actually received by the other party:

            To GEN-PROBE:     Gen-Probe Incorporated
                              Attention:  Henry L. Nordhoff
                              Chairman, President, & Chief Executive Officer
                              10210 Genetic Center Drive
                              San Diego, CA 92121
                              Fax:  [...***...]
                              cc:  General Counsel - Fax: [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

            To MGM:           MGM Instruments, Inc.
                              Attention: George Mismas, Chief Executive Officer 925 Sherman Avenue
                              Hamden CT 06514
                              Fax:  [...***...]

19.   GOVERNING LAW

      The laws of the State of California shall govern this Agreement without regard to its conflicts of laws principles. All actions arising therefrom shall be brought in the State Court of California located in San Diego, California or, in the case of federal jurisdiction, in the United States District Court for the Southern District of California. The parties hereby submit to the venue and personal jurisdiction of such courts.

20.   SURVIVABILITY

      The following provisions shall survive the termination or expiration of this Agreement: Articles 1, 10, 11, 12, 13, 15, 16, 17, 18, and 19 and Sections 4.3, 4.4, and 8.2.

21.   ENTIRE AGREEMENT

      This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and there are no promises, representations, conditions, warranties, commitments, understandings, provisions or terms related thereto other than those set forth in this Agreement, and this Agreement supersedes all previous understandings, agreements and representations between the parties, written or oral with respect to the subject matter hereof. The provisions of this Agreement may not be waived, changed, modified, or amended except by a writing signed by both parties.

                                               *CONFIDENTIAL TREATMENT REQUESTED

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

GEN-PROBE INCORPORATED                            MGM INSTRUMENTS, INC.

By:/s/ Henry L. Nordhoff                          By:/s/ George Mismas
   ------------------------------------              --------------------------
   Henry L. Nordhoff                                 George Mismas
   Chairman, President, & CEO                        Chief Executive Officer

                                  EXHIBIT LLST

"A"   FINAL ACCEPTANCE TEST PROCEDURES ("ATP")

"B"   (INTENTIONALLY OMITTED)

"C"   LlST OF INSTRUMENTS/PRICING

"D"   ADDITIONAL DISCOUNTS AND REPAYMENTS

"E"   SPARE PARTS PRICE LlST

"F"   DECONTAMINATION PROCEDURES

"G"   RENEWAL AGREEMENT FORM

"H"   AGREEMENT AMENDMENT FORM

                                    EXHIBIT A

                    FINAL ACCEPTANCE TEST PROCEDURES ("ATP")

The appropriate Final Acceptance Test Procedure shall be referenced by MGM in their final inspection documentation per Section 6.1. Final Acceptance Test Procedures are subject to revision per Section 3. Gen-Probe shall update MGM as revisions occur.

ATP NUMBER                         DESCRIPTION
----------                         -----------
[...***...]                        [...***...]
[...***...]                        [...***...]
[...***...]                        [...***...]
[...***...]                        [...***...]
[...***...]                        [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT B

                             (INTENTIONALLY OMITTED)

                                    EXHIBIT C

                           LIST OF INSTRUMENTS/PRICING

MGM CATALOG #
PART NUMBER               GEN-PROBE           DESCRIPTION                 U. S. DOLLAR PRICE
-----------               ---------           -----------                 ------------------
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]
[...***...]               [...***...]         [...***...]                     [...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT E

                             SPARE PARTS PRICE LIST

                                   (ATTACHED)

                                    EXHIBIT E

                         GEN-PROBE                                         2002 SPARE
  MGM P/N                   P/N                 DESCRIPTION               PARTS PRICING
  -------                   ---                 -----------               -------------
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                         GEN-PROBE                                         2002 SPARE
  MGM P/N                   P/N                 DESCRIPTION               PARTS PRICING
  -------                   ---                 -----------               -------------
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                         GEN-PROBE                                         2002 SPARE
  MGM P/N                   P/N                 DESCRIPTION               PARTS PRICING
  -------                   ---                 -----------               -------------
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                         GEN-PROBE                                         2002 SPARE
  MGM P/N                   P/N                 DESCRIPTION               PARTS PRICING
  -------                   ---                 -----------               -------------
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                         GEN-PROBE                                         2002 SPARE
 MGM P/N                    P/N                 DESCRIPTION               PARTS PRICING
 -------                    ---                 -----------               -------------
[...***...]

                                               *CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT F

                           DECONTAMINATION PROCEDURES

1. PURPOSE: To define procedures for the cleaning and disinfecting of instruments returned to Gen-Probe for service and repair.

2. SCOPE: This procedure will be followed when a specific procedure is not included in the QOP for the Instrument. It is intended for lnstruments returned to Gen-Probe from a customer site prior to performing any service or repair work. It does not apply to new lnstruments received from a manufacturer or vendor.

3.    REFERENCE DOCUMENTS:

      QOP 0011 General Instrumentation Operating Procedure

4.    SUPPLIES:

      4.1 10% Bleach solution. Prepare by diluting 1 part by volume commercial bleach (containing ca. 5% sodium hypochlorite) with 9 parts by volume Dl or AE water. Label prepared solution with date of preparation. Use within one week of preparation date.

      4.2   Paper towels

      4.3   Lab coat

      4.4   Latex or nitrile gloves

      4.5   lnstrument Repair Report

5     PREPARATION PROCEDURE:

      5.1 Before proceeding with the cleaning procedure, ensure that you are wearing a lab coat and protective gloves.

      5.2 Prepare area by ensuring that there is sufficient quantity of 10% bleach solution prepared and the lab area is clean and there are sufficient supplies such as paper towels, etc.

      5.3 Each instrument that is brought into the area designated for cleaning cannot be removed from the area until the cleaning procedure is complete.

      5.4 Initiate an lnstrument Repair Report form or Quality Control Form ("QCF"), as appropriate for each instrument. Complete the top portion of the form.

                                    EXHIBIT F

6     CLEANING PROCEDURE

      6.1 Open carton containing the instrument and place it on a bench or cart. Set aside all packing material and the carton. If these items cannot be reused, discard in the appropriate waste container.

      6.2 Wipe down the outside of the instrument with the 10% bleach solution. Open lid and inspect interior chamber. lnspect for any solutions returned by the customer and dispose of them properly. If there is any doubt, contact the Biological safety officer. Discard any returned tubes.

      6.3 Wipe the inside chamber(s) thoroughly with the 10% bleach solution. Do not use excessive solution or allow any "puddling" of the cleaning solution.

      6.4 lnspect for any reagent damage and note this on the lnstrument Repair Report. Record on the lnstrument Repair Report any missing components such as pump assembly, power cord, cassettes, etc. that should have been included with the instrument.

      6.5   Thoroughly dry all surfaces with paper towels.

      6.6 After cleaning, move instrument into the repair area. Document on the instrument QOP or QCF that the cleaning procedure has been completed.

      6.7 Dispose of all used supplies. Do not return unused cleaning solution to the stock bottles.

      6.8   Notify your supervisor of any irregularities.

                                    EXHIBIT G

                                RENEWAL AGREEMENT
                                 RENEWAL NUMBER

      THIS RENEWAL AGREEMENT is made and entered into as of ________________, by and between:

MGM INSTRUMENTS, INC., with offices at 925 Sherman Avenue, Hamden, Connecticut 06514 ("MGM") and

GEN-PROBE INCORPORATED, with offices at 10210 Genetic Center Drive, San Diego, California 92121-4362 ("Gen-Probe")

                                    RECITALS

      WHEREAS, MGM and Gen-Probe entered into a Supply Agreement ("Agreement") having an effective date of ;

      WHEREAS, MGM and Gen-Probe wish to amend the Agreement;

      NOW, THEREFORE, the parties agree as follows:

                                      TERMS

1. The term of the Agreement shall be extended for the time period commencing and terminating .

2. All other terms and conditions remain unchanged and in full force and effect.

3. This Renewal Agreement shall become effective on .

      IN WITNESS WHEREOF, the parties have entered into this Renewal Agreement on the day and year written above.

GEN-PROBE INCORPORATED                           MGM INSTRUMENTS, INC.

By: ___________________________________          By:____________________________
      Henry L. Nordhoff                          George Mismas
      President & Chief Executive Officer        Chief Executive Officer

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

                                    EXHIBIT H

                                SUPPLY AGREEMENT
                                AMENDMENT NUMBER

      THIS SUPPLY AGREEMENT AMENDMENT is made and entered into as of , by and between:

MGM INSTRUMENTS, INC. ("MGM"), with offices at 925 Sherman Avenue, Hamden, Connecticut 06514 and

GEN-PROBE INCORPORATED ("Gen-Probe"), with offices at 10210 Genetic Center Drive, San Diego, California 92121.

                                    RECITALS

      WHEREAS, MGM and Gen-Probe entered into a Supply Agreement having an effective date of ("Agreement");

      WHEREAS, MGM and Gen-Probe wish to amend the Agreement;

      NOW, THEREFORE, the parties agree as follows:

                                      TERMS

1. The terms of the Agreement shall be amended as follows:

2. All other terms and conditions remain unchanged and in full force and effect.

3. This Agreement Amendment shall become effective on .

      IN WITNESS WHEREOF, the parties have entered into this Amendment Agreement by their duly authorized representatives.

GEN-PROBE INCORPORATED                        MGM INSTRUMENTS, INC.

By: __________________________________        By: ______________________________
      Henry L. Nordhoff                       George Mismas
      President & Chief Executive Officer     Chief Executive Officer

                                       19